UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

JANUARY 16, 2006
Date of Report (Date of earliest event reported)

RED SKY RESOURCES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51241	98-0443283
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

Suite 2410, 650 West Georgia Street
PO Box 11524
Vancouver, British Columbia, Canada	V6B 4N7
(Address of principal executive offices)	(Zip Code)

(604) 689-8336
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant

The Company has engaged Peterson Sullivan PLLC, Chartered Accountants, of Seattle, Washington, as its principal independent auditors effective January 16, 2006. The Company's former principal independent auditors were Moore Stephens Ellis Foster Ltd, Chartered Accountants (“Moore Stephens Ellis Foster”), who were subsequently acquired by Ernst & Young LLP ("Ernst & Young"), Chartered Accountants. Concurrent with the appointment of Peterson Sullivan, Ernst & Young have resigned as principal independent auditors of the Company effective January 16, 2006. The decision to change principal independent auditors has been approved by the Company’s board of directors.

The report of Moore Stephens Ellis Foster dated January 14, 2005 on the balance sheets of the Company for the years ended December 31, 2004 and 2003, the related statement of stockholders' equity (deficit) for the period from October 14, 2001 (inception) to December 31, 2004 and the related statements of operations and cash flows for each of the years ended December 31, 2004 and 2003 and for the period from October 14, 2001 (inception) to December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

In connection with the audit of the years ended December 31, 2004 and 2003 and the period from October 14, 2001 (inception) to December 31, 2004 and during the subsequent interim period through to the date of their resignation, there were no disagreements with Moore Stephens Ellis Foster or Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Moore Stephens Ellis Foster or Ernst & Young would have caused them to make reference thereto in their reports on the Company’s audited financial statements.

The Company has provided Ernst & Young with a copy of the foregoing disclosures and has requested in writing that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from Ernst & Young wherein they have confirmed their agreement to the Company’s disclosures. A copy of Ernst & Young’s letter has been filed as an exhibit to this report.

SECTION 9  - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro forma Financial Information.

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit	Description
16.1	Letter from Ernst & Young, dated January 16, 2006(1)

(1) Filed as an Exhibit to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED SKY RESOURCES INC.

Date: January 16, 2006	By:	/s/ D. Barry Lee

	Title:	D. BARRY LEE
President and Chief Executive Officer